Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Guidewire Software, Inc.Stock
Date of Purchase
01/25/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$13.00
Aggregate % of Issue Purchased by the Firm
3.58%
 Commission, Spread or Profit
$0.91
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
M/A-COM Technology Solutions Holdings, Inc. Stock
Date of Purchase
03/15/12
Underwriter From Whom Purchased
Barclays Bank plc
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$19.00
Aggregate % of Issue Purchased by the Firm
1.01%
 Commission, Spread or Profit
$1.33
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
ExactTarget, Inc. Stock
Date of Purchase
03/22/12
Underwriter From Whom Purchased
Deutsche Bank Securities
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$19.00
Aggregate % of Issue Purchased by the Firm
1.49%
 Commission, Spread or Profit
$1.33
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
J.P. Morgan
Fund Name
PVC SmallCap Value Account I
Issuer
Vantiv, Inc. Stock
Date of Purchase
03/22/12
Underwriter From Whom Purchased
Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate
J.P. Morgan Securities
 Purchase Price
$17.00
Aggregate % of Issue Purchased by the Firm
0.59%
 Commission, Spread or Profit
$0.94
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Valspar Corporation Notes
Date of Purchase
01/10/12
Underwriter From Whom Purchased
Deutsche Bank
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.85
Aggregate % of Issue Purchased by the Firm
1.00%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Centerpoint Energy Transition Notes
Date of Purchase
01/11/12
Underwriter From Whom Purchased
Goldman Sachs
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$100.00
Aggregate % of Issue Purchased by the Firm
0.94%
 Commission, Spread or Profit
0.40%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Cooperatieve Centrale Raiffeisen-Boerenteenbank BA Notes
Date of Purchase
01/11/12
Underwriter From Whom Purchased
Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.91
Aggregate % of Issue Purchased by the Firm
0.48%
 Commission, Spread or Profit
0.20%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
BMC Software Notes
Date of Purchase
02/08/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.47
Aggregate % of Issue Purchased by the Firm
1.20%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Federal Home Loan Notes
Date of Purchase
02/09/12
Underwriter From Whom Purchased
JP Morgan Securities
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$101.50
Aggregate % of Issue Purchased by the Firm
1.61%
 Commission, Spread or Profit
0.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Freeport-McMoran Copper & Gold Notes
Date of Purchase
02/08/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price
$99.88
Aggregate % of Issue Purchased by the Firm
1.00%
 Commission, Spread or Profit
0.60%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Freeport-McMoran Copper & Gold Notes
Date of Purchase
02/08/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price
$99.75
Aggregate % of Issue Purchased by the Firm
0.75%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Commercial Mortgage Pass-Through Certificates
Date of Purchase
03/01/12
Underwriter From Whom Purchased
Deutsche Bank
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$100.99
Aggregate % of Issue Purchased by the Firm
1.20%
 Commission, Spread or Profit
0.02%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
DIRECTV Holdings LLC Notes
Date of Purchase
03/05/12
Underwriter From Whom Purchased
BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price
$99.96
Aggregate % of Issue Purchased by the Firm
0.83%
 Commission, Spread or Profit
0.45%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Koninklijke Phillips Electonics NV Notes
Date of Purchase
03/05/12
Underwriter From Whom Purchased
Deutsche Bank
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.55
Aggregate % of Issue Purchased by the Firm
1.50%
 Commission, Spread or Profit
0.45%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Phillips 66 Notes
Date of Purchase
03/07/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Mitsubishi UFJ Securities
 Purchase Price
$99.76
Aggregate % of Issue Purchased by the Firm
1.00%
 Commission, Spread or Profit
0.55%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
HSBC Holdings PLC Notes
Date of Purchase
03/27/12
Underwriter From Whom Purchased
HSBS Securites
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley & Co LLC
 Purchase Price
$99.35
Aggregate % of Issue Purchased by the Firm
1.00%
 Commission, Spread or Profit
0.40%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Freddie Mac Multifamily Structured Pass Through Certs
Date of Purchase
03/22/12
Underwriter From Whom Purchased
Wells Fargo Securities
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$100.50
Aggregate % of Issue Purchased by the Firm
1.34%
 Commission, Spread or Profit
0.50%
Fair & Reasonable Commission (Y/N) (1)
Y


Sub-Adviser
Morgan Stanley
Fund Name
PVC Asset Allocation Account
Issuer
Barrick Gold Corporation Notes
Date of Purchase
03/29/12
Underwriter From Whom Purchased
JP Morgan
Affiliated/Principal Underwriter of Syndicate
Morgan Stanley
 Purchase Price
$99.94
Aggregate % of Issue Purchased by the Firm
0.72%
 Commission, Spread or Profit
0.65%
Fair & Reasonable Commission (Y/N) (1)
Y

(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.